SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported) DECEMBER 31, 1998


                            MISSION WEST PROPERTIES, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                      MARYLAND
                (State or Other Jurisdiction of Incorporation)


                                001-08383 95-2635431
            (Commission File Number) (I.R.S. Employer Identification No.)


                  10050 BANDLEY DRIVE, CUPERTINO, CALIFORNIA 95014
                   (Address of Principal Executive Offices)


                                   (408) 725-0700
             (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS.

      The information reported under this item is set forth in the Press Release issued by the Company on December 30, 1998, a copy of which is attached as an Exhibit.

ITEM 7.    EXHIBITS.

           (99) Additional Exhibit: December 30, 1998 Press Release announcing shareholder approval of matters submitted to a vote at a Special Meeting of Shareholders held on December 28, 1998, the completion of a proposed private placement of shares of common stock, and the reincorporation merger of Mission West Properties into Mission West Properties, Inc., a Maryland corporation.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MISSION WEST PROPERTIES, INC.



Dated:  December 31, 1998           By: /s/Carl E. Berg
                                       ----------------------------
                                       Carl E. Berg
                                       Chairman of the Board, Chief Executive
                                       Officer and President